SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 24, 2004



                         FASTFUNDS FINANCIAL CORPORATION

               (Exact Name of Registrant as Specified in Charter)



            Nevada                        0-33053                87-0425514
(State or Other Jurisdiction of  (Commission File Number)      (IRS Employer
        Incorporation)                                    Identification Number)



                       11100 Wayzata Boulevard, Suite 111
                              Minnetonka, MN 55305
               (Address of Principal Executive Offices, Zip Code)

       Registrant's telephone number, including area code: (952) 541-0455

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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On Tuesday, August 24, 2004, FastFunds Financial Corporation (the "Company") was notified that definitive agreements executed and delivered to Seaside Investments PLC ("Seaside") had been accepted by Seaside. In the transaction, the Company entered into a Stock Purchase Agreement (the "Stock Purchase Agreement"), Escrow Agreement ("Escrow Agreement") and Registration Rights Agreement ("Registration Rights Agreement") with Seaside, all of which Seaside and the Company agreed to deem effective as of August 13, 2004. Pursuant to the Stock Purchase Agreement, the Company has agreed to sell and issue, subject to certain conditions, 800,000 shares of its common stock to Seaside in a private placement exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"). In addition to the 800,000 common shares, the Company will issue 40,000 common shares to a third party in connection with advisory services. In exchange, the Company will receive ordinary (i.e., common) shares of Seaside (less five percent of such shares which shall be payable directly to the third-party investment advisor). Seaside is an open-end diversified investment fund holding securities from numerous small-cap companies. In exchange for their securities, companies issuing their shares to Seaside receive ordinary shares of Seaside which they can use for a variety of purposes, including selling the ordinary shares for cash to third parties, pledging the ordinary shares as security for loans and/or convertible loans, or improving their balance sheet by adding assets (i.e., the ordinary shares) and thereby reduce their cost of borrowing. Seaside's management intends to have Seaside's ordinary shares be listed for trading on the London Stock Exchange, and such listing is a condition to the effectiveness of the transaction and the Company's obligation to issue shares to Seaside.

         In connection with the Stock Purchase Agreement, the Company entered into an Escrow Agreement and Registration Rights Agreement with Seaside. Under the Escrow Agreement, 30% of the ordinary Seaside shares shall be placed in escrow for a two-year period to implement certain price-protection covenants contained in the Stock Purchase Agreement. Under the Registration Rights Agreement, Seaside has the right to require the Company to file a registration statement with the Securities and Exchange Commission ("SEC") that includes the 800,000 shares of common stock issuable to Seaside, and to have the registration statement declared effective by no later than August 13, 2005.

ITEM 9.01     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits.

                  10.1 Stock Purchase Agreement dated effective as of August 13, 2004, by and between FastFunds Financial Corporation and Seaside Investments PLC.*

                  10.2 Escrow Agreement dated effective as of August 13, 2004, by and among FastFunds Financial Corporation, Seaside Investments PLC and Gottbetter & Partners, LLP (as escrow agent).

                  10.3 Registration Rights Agreement dated effective as of August 13, 2004, by and between FastFunds Financial Corporation and Seaside Investments PLC.

                  99.1     Press Release dated August 30, 2004.

*Pursuant to Item 601(b) of Regulation S-K, certain Schedules have been omitted from this Agreement. The Registrant will furnish a copy of any omitted Schedule to the Commission upon request.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                         FASTFUNDS FINANCIAL CORPORATION


Date:  August 30, 2004               By: /s/ Ijaz Anwar
                                         -----------------------------------
                                         Ijaz Anwar, Chief Financial Officer



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                                  EXHIBIT INDEX


         10.1 Stock Purchase Agreement dated effective as of August 13, 2004, by and between FastFunds Financial Corporation and Seaside Investments PLC.*

         10.2 Escrow Agreement dated effective as of August 13, 2004, by and among FastFunds Financial Corporation, Seaside Investments PLC and Gottbetter & Partners, LLP (as escrow agent).

         10.3 Registration Rights Agreement dated effective as of August 13, 2004, by and between FastFunds Financial Corporation and Seaside Investments PLC.

         99.1     Press release dated August 30, 2004.



* Pursuant to Item 601(b) of Regulation S-K, certain Schedules have been omitted from this Agreement. The Registrant will furnish a copy of any omitted Schedule to the Commission upon request.



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